Exhibit 99(a)

Part I

Item 1. Business

General

     Unless otherwise indicated by the context, the terms "GE," "GECS" and "GE Capital " are used on the basis of consolidation described in note 1 to the consolidated financial statements on page 78 of the 2002 Annual Report to Share Owners of General Electric Company (the Company). The financial section of such Annual Report to Share Owners (pages 43 through 111 of that document) is set forth in Part IV Item 15(a)(1) of this 10-K Report and is an integral part hereof. References in Parts I and II of this 10-K Report are to the page numbers of the 2002 Annual Report to Share Owners included in Part IV of this 10-K Report. Also, unless otherwise indicated by the context, "General Electric" means the parent company, General Electric Company.

     General Electric's address is 1 River Road, Schenectady, NY 12345-6999; the Company also maintains executive offices at 3135 Easton Turnpike, Fairfield, CT 06828-0001.

     GE is one of the largest and most diversified industrial corporations in the world. GE has engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity since its incorporation in 1892. Over the years, GE has developed or acquired new technologies and services that have broadened considerably the scope of its activities.

     GE's products include major appliances; lighting products; industrial automation products; medical diagnostic imaging equipment; motors; electrical distribution and control equipment; locomotives; power generation and delivery products; nuclear power support services and fuel assemblies; commercial and military aircraft jet engines; and engineered materials, such as plastics, silicones and superabrasive industrial diamonds; and chemicals for treatment of water and process systems.

     GE's services include product services; electrical product supply houses; electrical apparatus installation, engineering, repair and rebuilding services; and through the third quarter of 2002, computer-related information services. Through its affiliate, the National Broadcasting Company, Inc., GE delivers network television services, operates television stations, and provides cable, Internet and multimedia programming and distribution services. Through another affiliate, General Electric Capital Services, Inc., GE offers a broad array of financial and other services including consumer financing, commercial and industrial financing, real estate financing, asset management and leasing, mortgage services, consumer savings and insurance services, and specialty insurance and reinsurance.

     In virtually all of its global business activities, GE encounters aggressive and able competition. In many instances, the competitive climate is characterized by changing technology that requires continuing research and development, as well as customer commitments. With respect to manufacturing operations, management believes that, in general, GE is one of the leading firms in most of the major industries in which it participates. The NBC Television Network is one of four major U.S. commercial broadcast television networks. It also competes with syndicated broadcast television programming and cable and satellite television programming activities. The businesses in which GE Capital Services engages are subject to competition from various types of financial institutions, including commercial banks, thrifts, investment banks, broker-dealers, credit unions, leasing companies, consumer loan companies, independent finance companies, finance companies associated with manufacturers, and insurance and reinsurance companies.

     This 10-K Report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors.

     GE consolidated international revenues have remained relatively unchanged over the past several years.

Operating Segments

     Revenue and segment profit information about the Company's operating segments in accordance with Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures About Segments of an Enterprise and Related Information, is presented on page 57 of the 2002 Annual Report to Share Owners. Additional financial data and commentary on recent financial results for operating segments are provided on pages 50-58 of that report and in note 27 (pages 101 and 102) to the consolidated financial statements.

     Operating businesses that are reported as segments under SFAS No. 131 include Aircraft Engines, Commercial Finance, Consumer Finance, Consumer Products, Equipment Management, Industrial Products and Systems, Insurance, Medical Systems, NBC, Plastics, Power Systems, Specialty Materials and Transportation Systems. There is appropriate elimination of the net earnings of GECS and the immaterial effect of transactions between segments to arrive at total consolidated data. A summary description of each of the Company's operating segments follows.

Aircraft Engines

     Aircraft Engines (8.5%, 9.0% and 8.3% of consolidated revenues in 2002, 2001 and 2000, respectively) produces, sells and services jet engines, turboprop and turboshaft engines, and related replacement parts for use in military and commercial aircraft. GE's military engines are used in a wide variety of aircraft that includes fighters, bombers, tankers, helicopters and surveillance aircraft. The CFM56™, produced by CFMI, a company jointly owned by GE and Snecma of France, and GE's CF6 and GE90® engines power aircraft in all categories of large commercial aircraft: short/medium, intermediate and long-range. Applications for the CFM56™ engine include: Boeing's 737-300/-400/-500 series, the next generation 737-600/-700/-800/-900 series, and the 737 business jet; Airbus Industrie's A318, A319, A320, A321 and A340-200/-300 series; and military aircraft such as the KC-135R, E/KE-3 and E-6. The CF6 family of engines powers intermediate and long-range aircraft such as Boeing's 747, 767, DC-10 and MD-11 series, as well as Airbus Industrie's A300, A310 and A330 series. The GE90® engine is used to power Boeing's 777 series twin-engine aircraft. The GP7000, being designed and marketed in a joint venture with the Pratt & Whitney division of United Technologies Corporation, is offered on Airbus Industrie's A380. The business produces jet engines, such as the CF34®, for executive aircraft and regional commuter aircraft. The business also manufactures aircraft engine derivatives used for marine propulsion, mechanical drives and industrial power generation sources, the latter of which are reported as part of the Power Systems segment. Maintenance, component repair and overhaul services (MRO), including sales of replacement parts, are provided for many models of engines, including engines manufactured by competitors, and represent a significant portion of this segment's profits. In the second quarter of 2002, Aircraft Engines completed the acquisition of Unison Industries Inc., a global leader in ignition systems for aerospace and industrial applications.

     The worldwide competition in aircraft jet engines and MRO (including parts sales) is intense. Both U.S. and export markets are important. Product development cycles are long and product quality and efficiency are critical to success. Research and development expenditures, both customer-financed and internally funded, are important in this segment. Focused intellectual property strategies and protection of key aircraft engine design, manufacture, repair and product upgrade technologies are also important. Potential sales for any engine are limited by, among other things, its technological lifetime, which may vary considerably depending upon the rate of advance in the state of the art, by the small number of potential customers and by the limited number of relevant airframe applications. Aircraft engine orders tend to follow military and airline procurement cycles, although cycles for military and commercial engine procurement are different. Procurements of military jet engines are affected by changes in global political and economic factors.

     In line with industry practice, airframe manufacturers support their sales of commercial jet aircraft from time to time with long-term financing commitments to customers, and engine manufacturers are often asked to participate in such financings. In making such commitments, it is GE's policy to establish a secured position in the aircraft being financed. Under such airline financing programs, GE had issued guarantees amounting to $0.7 billion at year-end 2002, and had entered into commitments totaling $1.6 billion to provide financial assistance on future aircraft engine sales. At December 31, 2002, the total estimated fair value of aircraft securing these guarantees exceeded the guaranteed amounts, net of the associated allowance for losses. See page 50 of the 2002 Annual Report to Share Owners for information about orders and backlog.

Commercial Finance

     Commercial Finance (13.5%, 12.5% and 11.8% of consolidated revenues in 2002, 2001 and 2000, respectively) offers businesses of all sizes an array of financial services and products worldwide. With a particular expertise in the mid-market segment, Commercial Finance provides loans, financing and operating leases, and other services for customers, including manufacturers, distributors and end-users, for a variety of equipment and major capital assets including industrial facilities and equipment, energy-related facilities, commercial real estate loans and investments, vehicles, aircraft, and equipment used in construction, manufacturing, data processing and office applications, electronics and telecommunications, and healthcare. A description of Commercial Finance's principal businesses follows.

Commercial Equipment Financing

     Commercial Equipment Financing (CEF) offers large and small companies a broad line of leases and loans. Customers include manufacturers, distributors, dealers, end-users, and municipalities. Financial products include financing for construction equipment, corporate aircraft, medical equipment, trucks and trailers. CEF also furnishes customers with direct-source tax-exempt finance programs, as well as lease and sale/leaseback offerings. Products are either held for CEF's own account or brokered to third parties. Transactions range in size from $50 thousand to $50 million, with financing terms from 36 to 180 months. CEF also maintains an asset management operation that redeploys off-lease and repossessed equipment and other assets. During 2002, CEF purchased certain assets and liabilities from Finova Corporation, Comdisco Corporation and Australian Guarantee Corporation.

     The global commercial equipment financing industry continues to be highly fragmented and intensely competitive. Competitors in the U.S. domestic and international markets include independent financing companies, financing subsidiaries of equipment manufacturers, and banks (national, regional, and local). Industry participants compete not only on the basis of monthly payments, interest rates and fees charged customers but also on deal structures and credit terms. The profitability of CEF is affected not only by broad economic conditions that impact customer credit quality and the availability and cost of capital, but also by successful management of credit risk, operating risk and such market risks as interest rate and currency exchange risk. Important factors to continued success include maintaining strong risk management systems, diverse portfolios, service and distribution channels, strong collateral and asset management knowledge, deal structuring expertise and the reduction of costs through enhanced use of technology.

     CEF operates from offices throughout the Americas, Europe, Asia and Australia and through joint ventures in Indonesia and China. CEF headquarters are in Danbury, Connecticut.

Real Estate

     Real Estate is one of the world's leading providers of debt and equity capital to the global commercial real estate market. Real Estate provides funds for the acquisition, refinancing and renovation of real estate assets as well as making equity investments in real estate throughout the United States, Canada, Mexico, Europe and Asia. Lending is a major portion of Real Estate's business in the form of intermediate-term senior and subordinated fixed and floating-rate loans secured by existing income-producing commercial properties such as office buildings, apartment buildings, retail centers, warehouses and hotels. Loans range from single-property mortgages typically not less than $1 million to multi-property portfolios of several hundred million dollars. Real Estate's business also includes the origination and subsequent securitization of low leverage real estate loans, which are intended to be held less than one year before sale. Additionally, Real Estate purchases and provides restructuring financing for portfolios of real estate, mortgage loans, limited partnerships, and tax-exempt bonds.

     Real Estate holds equity positions in a diversified portfolio of real estate assets via direct real estate ownership and joint venture interests. Property types include apartment buildings, self-storage facilities, warehouses, parking facilities, retail centers and office properties. Real Estate's equity holdings increased in 2002 with the acquisition of Security Capital Group Incorporated, an international real estate operating company. This acquisition provided Real Estate with ownership positions in self-storage facilities, parking facilities, grocery-anchored neighborhood retail centers, warehouse facilities and distribution services, senior assisted living facilities, office properties and real estate investment advisory businesses. Also in 2002, Real Estate purchased the commercial real estate and asset-based lending portfolios of DaimlerChrysler Capital Services.

     Competition is intense in each of Real Estate's areas and across all product lines. Competitors include local, regional and, increasingly, multi-national lenders and investors. Important competitive factors in Real Estate's lending activities include financing rates, loan proceeds, loan structure, the ability to fund transactions efficiently, and the outlook of local real estate markets. Where Real Estate provides equity capital, principal competitive factors include the valuation of underlying properties and investment structure as well as transaction cycle time.

     Real Estate has offices throughout the United States, as well as in Canada, Mexico, Europe and Asia. Real Estate headquarters are in Stamford, Connecticut.

Commercial Finance

     Commercial Finance (CF) is a leading global provider of revolving and term debt and equity to finance acquisitions, business expansion, bank refinancings, recapitalizations and other special situations. Products also include asset securitization facilities, capital expenditure lines and bankruptcy-related facilities, as well as factoring services. Loan transactions range in size from under $5 million to over $200 million. CF's clients are owners, managers and buyers of both public and private companies, principally manufacturers, distributors, retailers and diversified service providers. CF has industry specialists focused on the retail, and media and communications industries. CF also provides senior debt, subordinated debt and bridge financing to buyout and private equity firms.

     The corporate financing business is characterized by intense competition from a variety of lenders and factoring services providers, including local, regional, national and international banks and non-bank financing institutions. Competition is based on interest rates, fees, credit terms, and transaction structures. In addition to these factors, successful management of credit risks within the existing customer loan portfolio also affects profitability. Important factors to continued success include maintaining deal structuring expertise, strong risk management systems, and collateral management knowledge.

     CF headquarters are in Stamford, Connecticut. CF has lending operations in 25 cities, including international offices in Canada, Mexico, Thailand, Korea, Singapore, The Netherlands, and the United Kingdom, and also has significant factoring operations in the U.S., France, Mexico, the United Kingdom and Italy serving U.S. and European companies.

Structured Finance Group

     Structured Finance Group (SFG) provides equity, debt and structured investments to clients throughout the world. SFG's clients are primarily in the global energy, telecommunications, industrial and transportation sectors and range from household names to early stage businesses. SFG combines industry and technical expertise to deliver a full range of sophisticated financial services and products. Services include corporate finance, acquisition finance and project finance (construction and term). Products include a variety of debt and equity instruments, as well as structured transactions, including leases and partnerships. In November 2002, SFG acquired part of the structured finance unit of Asea Brown Boveri (ABB). The acquired structured finance business includes global infrastructure financing, equipment leasing and financing businesses. This acquisition will increase SFG's presence in the project and trade finance markets.

     SFG's competition is diverse and global, ranging from large financial institutions to small niche capital providers. Additionally, two of SFG's client industry segments, telecommunications and energy, are faced with extraordinary challenges fostered by deregulation, globalization and technical innovation. Both of these industries have been recently experiencing significant volatility in demand for their products and services. For SFG to remain competitive, SFG must provide capital to borrowers in innovative and unique ways based on industry knowledge and competitive pricing and properly assess credit risks and effectively manage portfolios.

     SFG headquarters are in Stamford, Connecticut, and it has offices in Chicago, Illinois; Houston, Texas; New York, New York; Denver, Colorado; and San Francisco, California. Internationally, SFG is represented in London, England; Zurich, Switzerland; Stockholm, Sweden; Oslo, Norway; and Tokyo, Japan.

Aviation Services

     Aviation Services, the world's foremost aircraft leasing company, is a global commercial aviation financial services business that offers a broad range of financial products to airlines, aircraft operators, owners, lenders and investors. Financial products include leases, aircraft purchasing and trading, loans, engine/spare parts financing, pilot training, fleet planning and financial advisory services.

     Following the events of September 11, 2001, many of our airline customers have experienced financial difficulties. In face of declining traffic, they have responded by curtailing flight schedules and deferring and canceling deliveries of commercial aircraft. Deteriorating aircraft utilization and pricing affects Aviation Services, which owned 1,161 commercial aircraft at December 31, 2002, when, despite pressure on the industry, 1,149, or 99% were on lease. We believe, however, that the financial difficulties of our airline customers will continue to weigh on the airline industry in 2003.

     Aviation Services headquarters are in Stamford, Connecticut, with regional offices in Shannon, Republic of Ireland; New York, New York; Miami, Florida; Chicago, Illinois; Vienna, Austria; Toulouse, France; Luxembourg; Beijing and Hong Kong, China; Tokyo, Japan; and Singapore.

Vendor Financial Services

     Vendor Financial Services (VFS) provides financial services to over 100 equipment manufacturers and more than 4,500 dealers/distributors in North America, Europe and Asia (including Japan). Customers include major U.S. and non-U.S. manufacturers in a variety of industries including information technology, office equipment, healthcare, telecommunications, energy and industrial equipment. VFS establishes sales financing in two ways -- by forming captive partnerships with manufacturers that do not have them, and by outsourcing captive partnerships from manufacturers that do (captive partnerships provide sales financing solely for products of a given manufacturer). VFS offers industry-specific knowledge, leading edge technology, leasing and equipment expertise, and global capabilities. In addition, VFS provides an expanding array of related financial services to customers, including trade payables services. In November 2002, VFS acquired the stock of Deutsche Financial Services which became a VFS business line, Commercial Distribution Finance (CDF). CDF is a leading global provider of specialized distribution financing programs and services including inventory financing, accounts receivable financing, formula based lending, private label financing, rental finance, warranty and collateral management services. VFS is a premier value added technical distributor of computer products, solutions and services. VFS provides solutions to increase its partners' profitability and competitive advantage by focusing on the technology areas of security, storage and networking, and through its partnership with Sun Microsystems Inc. as a leading distributor of their products and services. VFS provides a full array of services, technical support and financing programs.

     A further economic slowdown could impact the equipment financing industry, intensifying a competitive pricing environment, pressure delinquencies and residual realizations, and pressure any recourse obligations from vendor relationships. For VFS to remain competitive VFS must, among other things, drive down costs through significant investment in productivity initiatives and continue to manage effectively its spread of risk in industry sectors and equipment categories in conjunction with vendor partners.

     VFS has sales offices throughout the United States, Canada, Europe, Asia (including Japan), and Australia. VFS headquarters are in Danbury, Connecticut.

Consumer Finance

     Consumer Finance (7.8%, 7.6% and 7.2% of consolidated revenues in 2002, 2001 and 2000, respectively) is a leading provider of credit services to consumers, retailers and auto dealers in 35 countries around the world. Consumer Finance provides private-label credit card loans, personal loans, time sales and revolving credit, residential mortgage financing, inventory financing for retail merchants, and auto leasing and inventory financing. A description of Consumer Finance's principal businesses follows.

Global Consumer Finance

     Global Consumer Finance (GCF) is a leading provider of credit and insurance products and services to non-U.S. retailers and consumers. GCF provides private-label credit cards and proprietary credit services to retailers in Europe, Asia and, to a lesser extent, Central and South America, including Tesco, Metro and Wal-Mart, as well as offering a variety of direct-to-consumer credit programs such as consumer loans, auto loans and finance leases, mortgages, debt consolidation, bankcards and the distribution of credit insurance. In May 2002, GCF acquired 100% of the Australian Guarantee Corporation (AGC) from Westpac Banking Corporation Limited. AGC, based in Sydney, Australia, is a leading provider of consumer auto lending and retail sales finance in Australia and New Zealand. Also in 2002, GCF acquired 100% of Time Retail Finance.

     GCF's operations are subject to a variety of bank and consumer protection regulations in their respective jurisdictions and a number of countries have ceilings on rates chargeable to consumers in financial service transactions. The consumer lending market is also subject to the risk of declining retail sales, changes in interest and currency exchange rates, increases in personal bankruptcy filings and payment delinquencies.

     The businesses in which GCF engages are subject to competition from various types of financial institutions including commercial banks, leasing companies, consumer loan companies, independent finance companies, manufacturers' captive finance companies, and insurance companies. Cross selling multiple products into its customer base is a critical success factor for GCF.

     GCF provides financing to consumers through operations in countries including Argentina, Australia, Austria, Brazil, the Caribbean countries, the Czech Republic, Denmark, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Korea, Mexico, New Zealand, Norway, Poland, Portugal, Republic of Ireland, Singapore, Slovakia, Slovenia, Spain, Sweden, Switzerland, Taiwan, Thailand, and the United Kingdom. GCF headquarters are in Stamford, Connecticut.

Card Services

     Card Services (CS) is a leading provider of sales financing services to North American retailers in a broad range of consumer industries. CS offers customized private-label credit card solutions designed to attract and retain customers for retailers such as JC Penney, ExxonMobil, Wal-Mart, Sam's Club, Macy's and Lowe's. CS provides financing directly to customers of retailers or purchases the retailers' customer receivables. The terms for these financing plans differ according to the size of contract and credit standing of the customer. Financing is provided to consumers under contractual arrangements, both with and without recourse to retailers. CS' wide range of financial services includes application processing, sales authorization, statement billings, customer services and collection services. Additionally, CS issues and services the GE Capital Corporate Card product, providing payment and information systems which help medium and large-sized companies reduce travel costs, and the GE Capital Purchasing Card product, which helps customers streamline their purchasing and accounts payable processes. In June 2002, CS acquired the remaining 50% of the Monogram Credit Services, LLC (MCS) joint venture from Banc One, for $531 million.

     CS' operations are subject to a variety of bank and consumer protection regulations. The unsecured consumer lending market's principal methods of competition are price, servicing capability including Internet value added e-services, promotional marketing, and risk management capability. The unsecured consumer lending market is subject to various risks including declining retail sales, increases in personal bankruptcy filings, increasing payment delinquencies and rising interest rates.

     CS operates principally in the United States and Canada. CS headquarters are in Stamford, Connecticut.

Consumer Products

     Consumer Products (6.4%, 6.7% and 6.7% of consolidated revenues in 2002, 2001 and 2000, respectively) manufactures and/or markets major appliances and is a leader in lamp technology and manufacturing and marketing in the global lighting industry. Major appliances include refrigerators, electric and gas cooking products, microwave ovens, freezers, dishwashers, clothes washers and dryers, water-softening and filtering products, and room air conditioning equipment. These are sold under GE, Hotpoint, Monogram, and Profile brands as well as under private brands for retailers and others. GE microwave ovens, gas and electric ranges, room air conditioners, water-softening and filtering products, freezers and some refrigerators are sourced from suppliers while investment in Company-owned facilities is focused on refrigerators, dishwashers, electric ranges and home laundry equipment. A large portion of appliance sales is for replacement of installed units. Such sales are effected through a variety of retail outlets. The other principal channel consists of residential building contractors who install appliances in new dwellings. Consumer Products also manufactures approximately 6,000 various lamp products for commercial, industrial and consumer markets. Product families include incandescent, halogen, high intensity discharge, fluorescent, stage/studio, miniature/sealed beam, projection, automotive and merchandiser as well as portable lighting fixtures, lamp components and LEDs (light-emitting diodes). It also manufactures outdoor lighting fixtures, residential wiring devices and commercial lighting controls. GE has an extensive U.S. product services network that provides repair services, extended service plans, warranty administration and risk management services. Consumer Products is headquartered in Louisville, Kentucky and has operations in North America, Europe, Asia and South America.

     Demand for appliances is influenced by economic trends such as increases or decreases in consumer disposable income, availability of credit and housing construction. Competition is very active in all products and comes from a number of principal manufacturers and suppliers. An important factor is the degree of product differentiation achieved through innovation and new product features. Other significant factors include product quality and cost, brand recognition, customer responsiveness and appliance service capability.

Equipment Management

     Equipment Management (3.2%, 3.5% and 3.8% of consolidated revenues in 2002, 2001 and 2000, respectively) helps customers manage, finance and operate a wide variety of business equipment worldwide. With assets of more than $26 billion, Equipment Management provides leases, loans, sales and asset management services for portfolios of commercial and transportation equipment, including tractors, trailers, auto fleets, railroad rolling stock, intermodal shipping containers and modular space units.

     Equipment Management operates in highly competitive markets. Economic conditions, geographic location, pricing and equipment availability are important factors in this business. Future success will depend upon the ability to maintain a large and diverse customer portfolio, optimize asset mix, maximize asset utilization and effectively manage credit risk. In addition, Equipment Management seeks to understand and deliver unique product and service offerings to its customers in the most efficient and cost effective manner.

Industrial Products and Systems

     Industrial Products and Systems (5.7%, 5.4% and 5.1% of consolidated revenues in 2002, 2001 and 2000, respectively) is composed of Industrial Systems and GE Supply. Products and services provided by each of the businesses in this segment are sold primarily to industrial customers, including original equipment manufacturers, industrial end users, utilities, electrical contractors, as well as to distributors. These businesses compete against a variety of both U.S. and non-U.S. manufacturers and service providers. Markets for industrial products and services are diverse, global and highly price competitive. The aggregate level of economic activity in markets for such products and services generally lag overall economic slowdowns as well as subsequent recoveries. In the United States, industrial markets are undergoing significant structural changes reflecting, among other factors, increased international competition and pressures to modernize productive capacity. A description of products and services provided by Industrial Systems and GE Supply follows.

     Industrial Systems includes electric motors and related products and services for the appliance, commercial, industrial, heating, air conditioning, automotive and utility markets; power delivery and control products such as circuit breakers, transformers, electricity meters, relays, capacitors, uninterruptible power supplies for critical processes, and arresters sold for installation in commercial, industrial and residential facilities; electrical and electronic industrial automation products, including drive systems, for metal and paper processing, mining, utilities and marine applications. Product services include engineering, management and technical expertise for power plants and other large projects; maintenance, inspection, repair and rebuilding of electrical apparatus produced by GE and others; and on-site engineering and upgrading of already installed products sold by GE and others. Other product services include the integration of software with hardware (principally motors, drives and programmable controls) into customized systems solutions for customers in the semiconductor, water treatment, pulp and paper, and petroleum industries. In 2002, the business continued its expansion in new security growth platforms with the acquisition of Interlogix, Inc. The business also continued its expansion in the sensors and instrumentation growth platform by acquiring Druck Holdings plc, a world leader in the application of advanced silicon sensor technologies for pressure measurement and control.

     Through a 50-50 joint venture (GE Fanuc Automation Corporation), which has two operating subsidiaries (one in North America and the other in Europe), the business offers a wide range of high-technology industrial automation systems and equipment, including computer numerical controls and programmable logic controls.

     GE Supply is a full-line, international distributor of electrical, aerospace parts, power generation products, voice and datacom equipment and supplies from GE and other leading manufacturers. It serves electrical contractors, industrial and commercial users, engineer constructors, original equipment manufacturers, utilities and the aerospace industry. Its operating units include GE Supply, GE Structured Services, GE Supply Logistics, and has more than 150 branch offices and five distribution Hubs throughout the U.S., Mexico, South America, Ireland, the Middle East and Southeast Asia.

Insurance

     Insurance (17.7%, 19.0% and 19.1% of consolidated revenues in 2002, 2001 and 2000, respectively) offers a broad range of insurance and investment products. Insurance helps consumers create and preserve personal wealth, protect assets and enhance their life styles. For businesses, it provides reinsurance and primary commercial insurance products to insurance companies, Fortune 100 companies, self-insurers and healthcare providers. For state and local governments and other public entities, it offers financial guarantees for a variety of debt securities. Insurance headquarters are in Richmond, Virginia. A description of Insurance's principal businesses follows.

GE Financial Assurance

     GE Financial Assurance (GEFA) provides a wide variety of insurance, protection and asset management products to help consumers achieve financial security at every stage of life. GEFA's strategy is to provide dependable products to address consumers' needs for wealth accumulation, retirement income, personal protection, and wealth transfer needs. These products are sold through a family of regulated insurance and annuity affiliates. GEFA's principal product lines in North America and Asia are annuities (deferred and immediate, fixed and variable), life insurance (universal, term, ordinary and group), guaranteed investment contracts including funding agreements, long-term care insurance, supplementary accident and health insurance and consumer club memberships. GEFA's principal product lines and services in Europe are payment protection insurance (designed to protect customers' loan repayment obligations), personal investment products, and travel and personal accident insurance. GEFA's product distribution in North America, Europe and Asia is accomplished primarily through four channels: intermediaries (brokerage general agencies, banks and securities brokerage and financial planning firms), dedicated sales forces and financial advisors, worksite distribution, and direct and affinity marketing.

     GEFA recognizes that consolidation in the financial services industry will create fewer but larger competitors. GEFA believes that the principal competitive factors in the sale of insurance and investment products are product features, distribution strength, commission structure, perceived stability of the insurer, claims paying ability ratings, service, name recognition, price and cost efficiency, and strong compliance practices. GEFA's ability to compete is affected by its ability to provide competitive products and quality service to the consumer, general agents, licensed insurance agents and brokers; to maintain operating scale; and to continually reduce its expenses through the elimination of duplicate functions and enhanced technology.

     Many of GEFA's activities are regulated by a variety of insurance and other regulators. GEFA headquarters are in Richmond, Virginia.

Mortgage Insurance

     Mortgage Insurance protects lenders and investors against the risks of default on low-down-payment mortgages. More than a quarter million customers per year obtain low-down-payment mortgages and Mortgage Insurance now has a no-down-payment product as well. Mortgage Insurance is engaged principally in providing residential mortgage guaranty insurance in the United States, United Kingdom, Canada and Australia. At December 31, 2002, Mortgage Insurance was the mortgage insurance carrier for over 2.1 million residential homes, with total insurance in force aggregating approximately $212.6 billion and total risk in force aggregating approximately $101.5 billion. When a valid claim is received, Mortgage Insurance either pays up to a guaranteed percentage based on the specified coverage, or pays the mortgage and delinquent interest, taking title to the property and arranging for its sale.

     The mortgage insurance industry is sensitive to the interest rate environment and housing market conditions. The mortgage insurance industry is intensely competitive as excess market capacity seeks to underwrite business being generated from a consolidating customer base. In addition, considerable influence is exerted on the industry by two government-sponsored enterprises, which buy the majority of the loans insured by mortgage insurers. Mortgage Insurance headquarters are in Raleigh, North Carolina.

GE Global Insurance Holding (Employers Reinsurance Corporation)

     Through its principal insurance and reinsurance company affiliates -- Employers Reinsurance Corporation, GE Reinsurance Corporation and the Medical Protective Corporation -- GE Global Insurance Holding writes substantially all lines of reinsurance (where the insured party is another insurance company) and select lines of direct property and casualty insurance (where the insured party is a non-insurance company or an individual).

     The reinsurance operations include the reinsurance of property and casualty risks written by more than 1,000 insurers around the world. The direct insurance operations are focused on niche lines of business, principally medical malpractice coverage for physicians and dentists, medical professional liability for hospitals, errors and omissions coverage for insurance agents and brokers, professional liability insurance for attorneys, excess indemnity for self-insurers of medical benefits and excess workers' compensation for self-insurers. The life reinsurance affiliates are engaged in the reinsurance of life insurance products, including term, whole and universal life, annuities, certain health-related coverages and the provision of financial reinsurance to life insurers. Employers Reinsurance Corporation has recently announced its intent to explore the sale of its life reinsurance operations.

     Management believes it competes in the reinsurance marketplace principally on the basis of its expertise, relationships, financial strength, price and creativity in developing customized solutions to customer needs. Within the direct insurance marketplace, management believes it competes principally on the basis of its product offerings, established relationships with customers and key distribution partners, price and ease of doing business.

     Employers Reinsurance Corporation is one of the largest competitors in its marketplace. Its property and casualty reinsurance operations are ranked fourth in the world in terms of net premiums written and it competes with the world's largest reinsurers as well as dozens of smaller niche competitors. Employers Reinsurance Corporation is the third largest life reinsurer in the world, and is ranked 12th among U.S. primary commercial insurers.

     Maintaining strong financial strength ratings is an important factor in remaining competitive in both the reinsurance and direct insurance markets in which GE Global Insurance Holding competes. During 2002, certain external credit rating agencies announced the lowering of financial strength ratings with respect to GE Global Insurance Holding and subsidiaries. Those rating agencies made similar announcements with regard to other property and casualty insurance and reinsurance entities at about the same time. Debt ratings for GE Global Insurance Holding affect $1.7 billion of outstanding debt. These ratings were adjusted negatively in 2002, but remained investment grade. We do not believe these actions will materially affect GE Global Insurance Holding liquidity or capital resources or the ability to write future business.

Medical Systems

     Medical Systems (6.8%, 6.7% and 5.6% of consolidated revenues in 2002, 2001 and 2000, respectively) includes magnetic resonance (MR) scanners, computed tomography (CT) scanners, Positron Emission Tomography (PET) scanners, x-ray, patient monitoring, diagnostic cardiology, nuclear imaging, ultrasound, bone densitometry and other diagnostic and therapy equipment, and product services sold to hospitals and medical facilities worldwide. Product services include remote diagnostic and repair services for medical equipment manufactured by GE and by others, as well as computerized data management and customer productivity services. In 2002, Medical Systems announced its intention to acquire Instrumentarium Corporation, a leader in anesthesiology and critical care technology. The transaction is expected to close in mid-2003. In 2001, Medical Systems acquired Imatron, Inc., a leading developer of Electron Beam Tomography (EBT) scanners. Medical Systems also strengthened geographic and product positions in its Global Ultrasound business by acquiring Kretztechnik AG, an Austrian company, and EchoTech 3D Imaging Systems, based in Germany. Medical Systems Information Technologies expanded its products offerings by acquiring ProAct Medical and Data Critical, the latter a leading innovator of wireless communication technologies for health care customers. Medical Systems enhanced its position in functional and molecular imaging by entering into numerous strategic agreements with companies such as GlaxoSmithKline and Amersham Health. The functional imaging business also acquired Coincidence Technologies SA, a leading developer of PET synthesis and handling units based in France. In 2000, the business entered the Bone Mineral Densitometry market through the acquisition of Lunar, a leading player in the segment, and also made a number of acquisitions to strengthen geographic and product positions in diagnostic cardiology and patient monitoring devices, including: NEC, Prucka, and Critikon. Other acquisitions in 2000 included Sopha Medical Vision, a France based global nuclear medicine company; Parallel Design, a leader in ultrasound imaging transducers; SEC, a provider of leading-technology clinical information systems; and MECON, a leader in healthcare data mining. See page 55 of the 2002 Annual Report to Share Owners for information about orders and backlog of Medical Systems.

     Serving a range of customers with special needs (which are rapidly changing in areas such as medical systems), Medical Systems segment competes against a variety of both U.S. and non-U.S. manufacturers or services operations. Technological competence and innovation, excellence in design, high product performance, quality of services and competitive pricing are among the key factors affecting competition for these products and services. Throughout the world, Medical Systems plays a critical role in delivering new technology to improve patient outcomes and productivity tools to help control healthcare costs.

NBC

     NBC (5.4%, 4.6% and 5.2% of consolidated revenues in 2002, 2001 and 2000, respectively) is principally engaged in the broadcast of network television services to affiliated television stations within the United States; the production of live and recorded television programs; the operation, under licenses from the Federal Communications Commission (FCC), of television broadcasting stations; the ownership of four cable/satellite networks around the world, and investment and programming activities in multimedia, the Internet and cable television. The NBC Television Network is one of four major U.S. commercial broadcast television networks and serves more than 220 affiliated stations within the United States. At December 31, 2002, NBC owned and/or operated 28 VHF and UHF television stations including those located in Birmingham, AL; Los Angeles, CA; San Diego, CA; Hartford, CT; Miami, FL; Chicago, IL; Columbus, OH; New York, NY; Raleigh-Durham, NC; Philadelphia, PA; Providence, RI; Dallas, TX; and Washington, DC. Broadcasting operations, including the NBC Television Network and owned stations, are subject to FCC regulation. NBC's operations include investment and programming activities in cable television, principally through CNBC, MSNBC, CNBC Europe, and CNBC Asia; equity investments in Arts and Entertainment, The History Channel, ValueVision, Inc., and a non-voting interest in Paxson Communications Corporation. In 2002 NBC acquired the cable network Bravo. NBC's strategic alliance with Dow Jones merged the European and Asian business news services of Dow Jones with those of CNBC to form CNBC Europe and CNBC Asia, and in addition permits NBC to use Dow Jones editorial resources in the United States. In 2002, NBC acquired Spanish language broadcaster, Telemundo. NBC has entered into long-term arrangements with Triple Crown Productions and the National Association For Stock Car Auto Racing (NASCAR) that give NBC exclusive American broadcast rights to the Kentucky Derby, the Preakness Stakes and the Belmont Stakes beginning in 2001 through 2005 and, in conjunction with Turner Broadcasting System, Inc., to the exclusive television rights to 20 NASCAR races per network per year beginning in 2001 through 2006. The business has entered into a long-term arrangement with the United States Golf Association (USGA) that gives NBC exclusive national over-the-air broadcast rights to the USGA's major golf championships through the year 2005. NBC also has secured United States television rights to the 2004, 2006 and 2008 Olympic Games.

Plastics

     Plastics (4.0%, 4.2% and 4.6% of consolidated revenues in 2002, 2001 and 2000, respectively) includes high-performance plastics used by compounders, molders and major original equipment manufacturers for use in a variety of applications, including fabrication of automotive parts, computer enclosures, compact disks and optical-quality media, major appliance parts, telecommunications equipment and construction materials. Market opportunities for many of these products are created by substituting resins for other materials, which can provide customers with productivity through improved material performance at lower system costs. These materials are sold to a diverse worldwide customer base, mainly manufacturers. The business has a significant operating presence around the world and participates in numerous manufacturing and distribution joint ventures.

     The Plastics business environment is characterized by technological innovation and heavy capital investment. Being competitive requires emphasis on efficient manufacturing process implementation and significant resources devoted to market and application development. Competitors include large, technology-driven suppliers of the same, as well as other functionally equivalent, materials. The business is cyclical and is subject to variations in price and in the availability of raw materials, such as cumene, benzene and methanol. Availability of manufacturing capacity from the business or its competitors and anticipation of new product or material performance requirements are key factors affecting competition. Application development and associated technology assistance create incremental market demand. In addition, product and manufacturing process patents establish barriers to entry in many product lines.

Power Systems

     Power Systems (17.4%, 16.1% and 11.4% of consolidated revenues in 2002, 2001 and 2000, respectively) serves power generation, industrial, government and other customers worldwide with products and services related to energy production and distribution. In 2002, the business made several acquisitions including Bently Nevada, Enron Wind and PII. These acquisitions continue to improve the ability of the business to serve its global customers and further add to the portfolio of complete solutions for the energy industry. With the addition of GE Wind Energy, Power Systems now offers wind turbines as part of its renewable energy portfolio, which also includes hydropower and geothermal technology. The business also packages aircraft engine derivatives for use as industrial power sources. This activity is also reported in the Aircraft Engines segment. Gas turbines are used principally in power plants for generation of electricity and for industrial cogeneration and mechanical drive applications. GE Power System's Oil & Gas business offers advanced technology turbomachinery products and services for production, LNG, transportation, storage, refineries, petrochemical and distribution systems. With the acquisition of PII, the business gained technology leadership in total pipeline integrity solutions including analysis and pipeline asset management. Steam turbine-generators are sold to the electric utility industry and to private industrial customers for cogeneration applications. Nuclear reactors, fuel and support services for both new and installed boiling water reactors are also a part of this segment. A complete portfolio of aftermarket services, including equipment upgrades, contractual services agreements, repairs, equipment installation, monitoring and diagnostics, remote performance testing and DLN tuning provides customers total solutions to meet their needs. The business continues to invest in advanced technology development that will provide more value to our customers and more efficient solutions that comply with today's strict environmental regulations.

     Worldwide competition for power generation products and services is intense. Demand for most power generation products and services is global and as a result is sensitive to the economic and political environment of each country in which the business participates and to regional load growth requirements and demand side management. In addition, internationally, the influence of available fuels and related prices has a large impact on demand. For information about orders and backlog, see page 55 of the Annual Report to Share Owners.

Specialty Materials

     Specialty Materials (1.8%, 1.4% and 1.5% of consolidated revenues in 2002, 2001 and 2000, respectively) has a broad product offering, servicing diverse industries, including automotive, cosmetics, semiconductors, oil drilling and telecommunications. The business manufactures and sells high performance specialty materials including silicones, polymer additives, high purity quartzware and industrial grade and gem quality diamonds. These products are used by compounders, molders and major original equipment manufacturers in a variety of applications, including fabrication of automotive parts, medical parts, electronics equipment, semi-conductor equipment and construction tools. Market opportunities for many of these products are created by substituting specialty materials for other materials, providing customers with productivity through improved material performance at lower system costs. These materials are sold to a diverse worldwide customer base, mainly manufacturers with smaller portfolios of consumer products. The business has a significant operating presence around the world and participates in numerous manufacturing and distribution joint ventures. In the second quarter of 2002, Specialty Materials completed the acquisition of BetzDearborn, now GE Betz. GE Betz is a leader in the engineered chemical treatment of water and process systems in industrial, commercial and institutional applications.

     The specialty materials business environment is characterized by technological innovation and heavy capital investment. Being competitive requires emphasis on efficient manufacturing process implementation and significant resources devoted to market and application development. Competitors include large, technology-driven suppliers of the same, as well as other functionally equivalent, materials.

Transportation Systems

     Transportation Systems (1.8%, 1.9% and 1.7% of consolidated revenues in 2002, 2001 and 2000, respectively) is one of the world's leading suppliers to the railroad, transit, and mining industries, providing freight and passenger locomotives, motorized drive systems for mining trucks and drills, diesel engines for marine and stationary markets, electrical propulsion and control systems for rapid transit cars, railway signaling and communications systems, value added services, and information technology solutions. Product services include maintenance and repair of locomotives and communications and logistics systems for locomotive and train control. In 2000, to further enhance product services offerings, the business acquired Harmon Industries, a leading provider of wayside signaling and crossing warning systems as well as microprocessor-based signal and train control systems and services. In 2001, the business acquired locomotive service assets from the Wabtec Corporation -- establishing the capability to provide aftermarket products and perform full maintenance services on General Motors EMD locomotives. GE locomotives currently operate in more than 50 countries worldwide. Information about Transportation Systems orders and backlog is provided on page 52 of the 2002 Annual Report to Share Owners.

All Other GECS

     All Other GECS (2.0%, 3.8% and 9.1% of consolidated revenues in 2002, 2001 and 2000, respectively) includes activities and businesses that we do not measure within one of the other financial services segments. A description of All Other GECS principal businesses follows.

Information Technology Solutions

     Information Technology Solutions (IT Solutions) is a provider of a broad array of information technology products and services, including full life cycle services that provide customers with cost-effective control and management of their information systems. Products offered include desktop personal computers, client server systems, UNIX systems, local and wide area network hardware, and software. Services offered include remote network/server monitoring and management, client support covering asset management, help desk and desk side support and program management and professional services. IT Solutions serves commercial, educational and governmental customers. During 2002, IT Solutions finalized sale agreements for its business units in Germany, Austria and Portugal. The transactions closed in January 2003.

     The worldwide competition in information technology products and services is intense. Competition is very active in all solutions and services and comes from a number of principal manufacturers and other distributors and resellers of information technology solutions and services. Markets for solutions and services are highly price competitive. Additionally, many information technology product manufacturers are bypassing traditional information technology resellers in favor of direct manufacturer relationships with the ultimate end-users. IT Solutions' North American headquarters are in Newport, Kentucky; its European headquarters are in Munich, Germany.

GE Equity

     GE Equity manages equity investments in early-stage, early growth, pre-IPO companies. GE Equity's portfolio consists primarily of direct investments in convertible preferred and common stocks in both public and private companies; GE Equity also participates in certain investment limited partnerships. The portfolio includes investments in the technology and communications, media and entertainment, business services, financial services and healthcare sectors. The portfolio is geographically diversified with investments located throughout the United States, as well as in Latin America, Europe and Asia. Effective in the fourth quarter of 2002, GE Equity will no longer make new investments in private companies. GE Equity will continue to give financial support to companies within its existing portfolio. The existing portfolio will be managed for maximum value over time, eventually winding down. GE Equity headquarters are in Stamford, Connecticut.

American Communications

     American Communications (Americom) engaged primarily as a satellite service supplier to a diverse array of customers, including the broadcast and cable TV industries, as well as broadcast radio. It also supplied integrated communications services for government and commercial customers. Americom also operated communications satellites and maintained a supporting network of earth stations, central terminal offices, and telemetry, tracking and control facilities. On November 9, 2001, we exchanged our satellite operations, comprising the stock of Americom and other related assets and liabilities, for a combination of cash and 31% of the publicly-traded stock of SES Global, a leading satellite company, in order to create the world's largest satellite services provider. Our investment in SES Global is accounted for on the equity method within Commercial Finance.

Wards

     We acquired control of Montgomery Ward, LLC (Wards) from August 2, 1999, upon Wards emergence from bankruptcy reorganization, to December 28, 2000, when Wards again filed for bankruptcy protection. Wards is substantially liquidated.